UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2011

XOMA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-14710	52-2154066
(Commission File Number)	(IRS Employer Identification No.)

2910 Seventh Street Berkeley, California	94710
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	510 204 7200

XOMA Ltd.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03                      Material Modification to Rights of Security Holders.

Effective December 31, 2011, XOMA Ltd. changed its jurisdiction of incorporation from Bermuda to the State of Delaware (the “Domestication”) and changed its legal name to XOMA Corporation (the “Company”). XOMA Ltd. discontinued its existence as a Bermuda exempted company as provided under Sections 132G and 132H of The Companies Act 1981 of Bermuda and, pursuant to Section 388 of the General Corporation Law of the State of Delaware (the “DGCL”), continued its existence under the DGCL as a corporation incorporated in the State of Delaware.

In connection with the Domestication, the outstanding common shares of XOMA Ltd. have been converted, on a one-for-one basis, into shares of common stock of the Company, as described in Item 8.01 below.

The Company’s common stock continues to be listed for trading on The NASDAQ Global Market under the symbol “XOMA.” Upon effectiveness of the Domestication, the Company’s CUSIP number relating to its common stock changed to 98419J 107.

The rights of holders of the Company’s common stock are now governed by its Delaware certificate of incorporation, its Delaware by-laws and the DGCL, each of which is described in XOMA Ltd.’s final prospectus dated December 16, 2011 relating to the Domestication, which was filed with the Securities and Exchange Commission pursuant to Rule 424(b)(3) on December 19, 2011 (the “Final Prospectus”). The Final Prospectus is part of the Company’s registration statement on Form S-4, which was filed with the Securities and Exchange Commission on December 13, 2011 (Registration No. 333-177165). The sections of the Final Prospectus entitled “Description of Capital Stock,” “The Domestication” and “Material U.S. Federal Income Tax Consequences of the Domestication” are hereby incorporated by reference into this Item 3.03 and are included in Exhibit 99.2 to this Current Report on Form 8-K. The Delaware certificate of incorporation and the Delaware by-laws are filed as Exhibits 3.1 and 3.2 to this Current Report on 8-K, respectively, and are hereby incorporated by reference into this Item 3.03. The description of the certificate of incorporation and by-laws referenced above is a summary and does not purport to be a complete description of those documents and is qualified in its entirety by reference to the copies of those documents filed as exhibits hereto.

In connection with the Domestication, the Company amended its existing Shareholder Rights Agreement, dated as of February 26, 2003, as amended by the Amendment to Shareholder Rights Agreement, dated as of December 21, 2010 (as so amended, the “Rights Agreement”), by executing Amendment No. 2 to Shareholder Rights Agreement dated as of December 31, 2011 (the “Amendment”), between XOMA Corporation and Wells Fargo Bank, N.A., as Rights Agent. The Amendment provides that upon effectiveness of the Domestication, the Rights Agreement will be a binding agreement of the Company and as such will remain in full force and effect and will apply to the shares of the Company’s common stock instead of the common shares of XOMA Ltd. The Amendment is filed as Exhibit 4.2 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 3.03. This description of the Amendment is a summary and does not purport to be a complete description of all of the terms of such agreement and is qualified in its entirety by reference to a copy of the Amendment filed as an exhibit hereto.

Item 5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information included in Item 3.03 above is hereby incorporated by reference into this Item 5.03.

Item 7.01                      Regulation FD Disclosure.

On December 30, 2011, the Company issued a press release with respect to the Domestication. A copy of this press release has been furnished with this Current Report on Form 8-K as Exhibit 99.1.

Item 8.01                      Other Events.

In accordance with Rule 12g-3(a) under the Securities Exchange Act of 1934 (the “Exchange Act”), the shares of common stock of the Company, as the successor to XOMA Ltd., are deemed to be registered under Section 12(b) of the Exchange Act.

In the Domestication, each of XOMA Ltd.’s outstanding common shares was automatically converted by operation of law, on a one-for-one basis, into a share of the Company’s common stock. Consequently, each holder of a XOMA Ltd. common share immediately prior to the Domestication now holds a share of the Company’s common stock representing the same proportional equity interest in the Company as that shareholder held in XOMA Ltd. and representing the same class of shares. In addition, each share of the Company’s common stock evidences one common stock purchase right just as each common share of XOMA Ltd. evidenced one common share purchase right immediately prior to the completion of the Domestication. The number of shares of the Company’s common stock outstanding immediately after the Domestication was the same as the number of common shares of XOMA Ltd. outstanding immediately prior to the Domestication.

It is not necessary for stockholders to exchange their existing XOMA Ltd. share certificates for new stock certificates of the Company. Until surrendered and exchanged, each certificate evidencing XOMA Ltd.’s common shares will be deemed for all purposes of the Company to evidence the identical number of shares of the Company’s common stock. Holders of uncertificated shares of XOMA Ltd. immediately prior to the Domestication continued as holders of uncertificated common stock of the Company upon effectiveness of the Domestication.

The business, assets and liabilities of the Company and its subsidiaries on a consolidated basis, as well as its principal locations and fiscal year, were the same immediately after the Domestication as they were immediately prior to the Domestication. In addition, the directors and executive officers of the Company immediately after the Domestication were the same individuals who were directors and executive officers, respectively, of XOMA Ltd. immediately prior to the Domestication. The sections of the Final Prospectus entitled “The Domestication – No Change in Business, Locations, Fiscal Year or Employee Plans” and “The Domestication – No Change in Management or Our Board of Directors” are hereby incorporated by reference into this Item 8.01 and are included in Exhibit 99.2 to this Current Report on Form 8-K.

Holders of XOMA Ltd.’s shares who have filed reports under the Exchange Act with respect to those shares should indicate in their next filing, or any amendment to a prior filing, filed on or after the effective date of the Domestication that XOMA Ltd. has changed its name to XOMA Corporation and that XOMA Corporation is the successor to XOMA Ltd.

If you are a U.S. holder of the Company’s common stock or warrants, you may be subject to U.S. federal income tax as a result of the Domestication unless you make a timely election on your filing with the Internal Revenue Service. In addition, if you are a non-U.S. holder of the Company’s common stock or warrants, you may become subject to withholding tax on any dividends paid on such common stock subsequent to the effectiveness of the Domestication. Holders of the Company’s common stock and warrants are urged to review the section of the Final Prospectus entitled “Material U.S. Federal Income Tax Consequences of the Domestication.” That section is hereby incorporated by reference into this Item 8.01 and is included in Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01                      Financial Statements and Exhibits.

(d)  Exhibits.

No.	Description
3.1	Certificate of Incorporation of XOMA Corporation
3.2	By-laws of XOMA Corporation
4.1	Form of Stock Certificate
4.2	Amendment No. 2 to Shareholder Rights Agreement dated December 31, 2011 between XOMA Corporation and Wells Fargo Bank, N.A., as Rights Agent
99.1	Press Release dated December 30, 2011
99.2
“Description of Capital Stock,” “The Domestication” and “Material U.S. Federal Income Tax Consequences of the Domestication” (incorporated by reference to the sections so entitled in XOMA Ltd.’s Final Prospectus dated December 16, 2011 (filed pursuant to Rule 424(b)(3)) to its Registration Statement on Form S-4 filed on December 13, 2011 (Registration No. 333-177165))

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XOMA CORPORATION
Date: January 3, 2012	By: /s/ Christopher J. Margolin
Christopher J. Margolin
Vice President, General Counsel and Secretary

EXHIBIT INDEX

No.	Description
3.1	Certificate of Incorporation of XOMA Corporation
3.2	By-laws of XOMA Corporation
4.1	Form of Stock Certificate
4.2	Amendment No. 2 to Shareholder Rights Agreement dated December 31, 2011 between XOMA Corporation and Wells Fargo Bank, N.A., as Rights Agent
99.1	Press Release dated December 30, 2011
99.2
“Description of Capital Stock,” “The Domestication” and “Material U.S. Federal Income Tax Consequences of the Domestication” (incorporated by reference to the sections so entitled in XOMA Ltd.’s Final Prospectus dated December 16, 2011 (filed pursuant to Rule 424(b)(3)) to its Registration Statement on Form S-4 filed on December 13, 2011 (Registration No. 333-177165))